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                                                                 Exhibit 23.1


                  Consent of Independent Public Accountants



The Board of Directors
Pinnacle Financial Services, Inc.

We consent to the use of our reports included herein (or incorporated herein by reference) in this Current Report on Form 8-K filed by Pinnacle Financial Services, Inc.

                                  KPMG Peat Marwick LLP
                                  ------------------------------

Chicago, Illinois
February 10, 1998